UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 24, 2008

MACROCHEM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13634 (Commission file number)	04 2744744 (IRS employer identification number)

80 Broad Street, Suite 2210, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 514-8094

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

(a)  On April 24, 2008, MacroChem Corporation (the “Company”) dismissed its independent registered public accounting firm Vitale, Caturano and Company, Ltd. (“Vitale”).

The dismissal was recommended by management based in part on expected efficiency gains from appointing a new accountant and was approved by the Audit Committee.  Expected efficiency gains associated with the appointment of JH Cohn LLP as the Company’s new accountant include JH Cohn LLP’s prior service as accountant for Virium Pharmaceuticals Inc., which the Company recently acquired.  The appointment of JH Cohn LLP is discussed in more detail under (b) below.

Vitale’s reports relating to the financial statements of the Company for the years ended December 31, 2006 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the December 31, 2007 report contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2006 and December 31, 2007 through April 24, 2008, the date on which Vitale was dismissed, the Company had no disagreement with Vitale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Vitale’s satisfaction, would have caused Vitale to make reference to the subject matter of the disagreement in connection with its reports for such periods. During the Company’s fiscal years ended December 31, 2006 and December 31, 2007, and through April 24, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Vitale with a copy of the foregoing disclosure and requested that Vitale furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of the letter from Vitale, dated April 29, 2008, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 24, 2008 and effective the same date, the Company engaged JH Cohn LLP as its independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2008 and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with quarter ended March 31, 2008.  The appointment of JH Cohn LLP was recommended by management and approved by the Audit Committee.

During the two most recent fiscal years and through April 24, 2008, the Company has not consulted with JH Cohn LLP regarding any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, relating to which either a written report was provided to the Company or oral advice was provided that JH Cohn LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01.                                          Financial Statements and Exhibits

(d)  Exhibits.

16.1                           Letter from Vitale, Caturano and Company, Ltd. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROCHEM CORPORATION
Dated: April 29, 2008	By	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Business Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

16.1                           Letter from Vitale, Caturano and Company, Ltd. to the Securities and Exchange Commission.